CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT TO JOINT VENTURE AGREEMENTS

This **Amendment to Joint Venture Agreements** (this "**Amendment**") is entered into as of June 18, 2021 (the "**Amendment Effective Date**") and amends the (i) Limited Liability Company Agreement between Loop Innovations, LLC and Indorama Ventures Holdings LP ("**Indorama**," and such agreement the "**LLCA**"), (ii) the Marketing Agreement between Loop Industries, Inc. ("**Loop**") and Indorama Loop Technologies, LLC (the "**JV**," and such agreement the "**MA**"), and (iii) the License Agreement between Loop and the JV, each dated September 24, 2018 (such agreement, the "**LA**," and collectively with the LLCA and MA, the "**JV Agreements**").

RECITALS

WHEREAS, in September 2018, Loop entered into a joint venture arrangement with Indorama to form the JV for purposes of manufacturing and commercializing sustainable Loop™ PET resin utilizing Loop's patented and proprietary depolymerization technology.

WHEREAS, pursuant to that joint venture arrangement, Loop, its subsidiary, Loop Innovations, LLC, Indorama, and the JV entered into the JV Agreements in order to document the transaction.

WHEREAS, due to the subsequent global COVID-19 pandemic, the JV has decided to delay its development and commercialization of Loop's depolymerization technology, and by extension, has caused delay to Loop's efforts to have its depolymerization technology be commercialized worldwide.

WHEREAS, for purposes of rectifying this delay and enabling Loop to better commercialize its technology and partner with regional collaborators who can accelerate the development and expansion of Loop's business plan, the parties now desire to amend certain provisions of the JV Agreements.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree to amend the JV Agreements as follows:

1. **LLCA Amendments**.

   a. [***].

   b. [***].

   c. [***].

   d. In Section 10.03(b) of the LLCA, the phrase "in North America or Europe" is hereby added after the phrase "for purposes of diverting their business or services from the Company or such SPV."

   e. In Section 12.01(f) of the LLCA, [***].

   f. In Section 12.01(g) of the LLCA, [***].

2. **LA Amendments**.

a. In Section 2.1 (Grant) of the LA:

i. the word "worldwide" is hereby deleted; and

ii. the phrase "in North America and Europe" is hereby added (A) after the phrase "retrofit Existing Facilities (defined below)" in subsection (a), (B) after the phrase "offer for sale, sell, import, and distribute" in subsection (c), (C)after the phrase "so made to Authorized Customers" in subsection (c), and (D) after the phrase "and to other persons and entities" in subsection (c).

b. In Section 2.2 (Exclusivity) of the LA:

i. the word "worldwide" is hereby deleted and replaced with the phrase "in North America and Europe"; and

ii. the phrase "in North America and Europe" is hereby added (A) after the words "Existing Facility" or "Existing Facilities" in subsections (a), (b), (c), (i), (ii) and (iii), (B) after the phrase "offering for sale, selling, importing, or distributing" in subsection (c), (C) after the phrase "offer for sale, sell, import or distribute" in subsection (iii), and (D) after the phrase "exclusive even as to the Loop Parties".

3. **MA Amendments**.

a. In Section 1.19 ("Loop Sales Contract") of the MA, the phrase "in North America or Europe" is hereby added after the phrase "third-party customer" and after the phrase "sale to the customer".

b. In Section 2.7 (Exclusivity), the phrase "in North America or Europe" is hereby added after the phrase "directly to customers and potential customers" and after the phrase "produced in such Licensed Facility with customers".

4. Except as specifically amended by this Amendment, the JV Agreements remain in full force and effect according to their terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

LOOP INDUSTRIES, INC.

By: ______________________________
Name:
Title:

LOOP INNOVATIONS, LLC

By: ______________________________
Name:
Title:

INDORAMA VENTURES HOLDINGS LP

By: ______________________________
Name:
Title:

INDORAMA LOOP TECHNOLOGIES, LLC

By: ______________________________
Name:
Title: